Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending December 31, 2013 and 2012

	4th Quarter

(in thousands, except per share data)	2013	2012	Change

Operating Revenues
Oil and gas operations	$329,962	$289,891	$40,071
Natural gas distribution	142,771	124,406	18,365

Total operating revenues	472,733	414,297	58,436

Operating Expenses
Cost of gas	52,007	48,049	3,958
Operations and maintenance	148,949	121,516	27,433
Depreciation, depletion and amortization	132,026	108,988	23,038
Taxes, other than income taxes	27,313	22,487	4,826
Accretion expense	1,808	1,648	160

Total operating expenses	362,103	302,688	59,415

Operating Income	110,630	111,609	(979)

Other Income (Expense)
Interest expense	(17,449)	(17,095)	(354)
Other income	1,674	662	1,012
Other expense	(145)	(598)	453

Total other expense	(15,920)	(17,031)	1,111

Income From Continuing Operations Before Income Taxes	94,710	94,578	132
Income tax expense	31,385	34,026	(2,641)

Income From Continuing Operations	63,325	60,552	2,773

Discontinued Operations, net of taxes
Income from discontinued operations	1,496	2,271	(775)
Gain on disposal of discontinued operations, net	19,272	—	19,272

Income From Discontinued Operations	20,768	2,271	18,497

Net Income	$84,093	$62,823	$21,270

Diluted Earnings Per Average Common Share
Continuing operations	$0.87	$0.84	$0.03
Discontinued operations	0.28	0.03	0.25

Net Income	$1.15	$0.87	$0.28

Basic Earnings Per Average Common Share
Continuing operations	$0.87	$0.84	$0.03
Discontinued operations	0.29	0.03	0.26

Net Income	$1.16	$0.87	$0.29

Diluted Avg. Common Shares Outstanding	73,086	72,319	767

Basic Avg. Common Shares Outstanding	72,628	72,138	490

Dividends Per Common Share	$0.145	$0.14	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending December 31, 2013 and 2012

	Year-to-date

(in thousands, except per share data)	2013	2012	Change

Operating Revenues
Oil and gas operations	$1,205,312	$1,089,230	$116,082
Natural gas distribution	533,338	451,589	81,749

Total operating revenues	1,738,650	1,540,819	197,831

Operating Expenses
Cost of gas	215,455	142,228	73,227
Operations and maintenance	562,350	458,084	104,266
Depreciation, depletion and amortization	497,381	385,453	111,928
Taxes, other than income taxes	105,268	86,801	18,467
Accretion expense	6,995	6,339	656

Total operating expenses	1,387,449	1,078,905	308,544

Operating Income	351,201	461,914	(110,713)

Other Income (Expense)
Interest expense	(69,200)	(65,542)	(3,658)
Other income	16,803	4,285	12,518
Other expense	(375)	(903)	528

Total other expense	(52,772)	(62,160)	9,388

Income From Continuing Operations Before Income Taxes	298,429	399,754	(101,325)
Income tax expense	105,282	144,534	(39,252)

Income From Continuing Operations	193,147	255,220	(62,073)

Discontinued Operations, net of taxes
Income (loss) from discontinued operations	7,813	(1,658)	9,471
Gain on disposal of discontinued operations, net	3,594	—	3,594

Income (Loss) From Discontinued Operations	11,407	(1,658)	13,065

Net Income	$204,554	$253,562	$(49,008)

Diluted Earnings Per Average Common Share
Continuing operations	$2.67	$3.53	$(0.86)
Discontinued operations	0.15	(0.02)	0.17

Net Income	$2.82	$3.51	$(0.69)

Basic Earnings Per Average Common Share
Continuing operations	$2.67	$3.54	$(0.87)
Discontinued operations	0.16	(0.02)	0.18

Net Income	$2.83	$3.52	$(0.69)

Diluted Avg. Common Shares Outstanding	72,471	72,316	155

Basic Avg. Common Shares Outstanding	72,318	72,119	199

Dividends Per Common Share	$0.58	$0.56	$0.02

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of December 31, 2013 and December 31, 2012

(in thousands)	December 31, 2013	December 31, 2012

ASSETS
Current Assets
Cash and cash equivalents	$5,555	$9,704
Accounts receivable, net of allowance	257,545	277,900
Inventories	52,330	63,994
Regulatory asset	2,756	45,515
Assets held for sale	51,104	—
Other	57,941	28,007

Total current assets	427,231	425,120

Property, Plant and Equipment
Oil and gas properties, net	5,087,573	4,673,886
Utility plant, net	885,509	842,643
Other property, net	30,556	25,107

Total property, plant and equipment, net	6,003,638	5,541,636

Other Assets
Regulatory asset	84,890	110,566
Long-term derivative instruments	5,439	40,577
Other	101,014	57,991

Total other assets	191,343	209,134

TOTAL ASSETS	$6,622,212	$6,175,890

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$60,000	$50,000
Notes payable to banks	539,000	643,000
Accounts payable	250,756	257,579
Regulatory liability	49,006	45,116
Other	211,131	164,087

Total current liabilities	1,109,893	1,159,782

Long-term debt	1,343,464	1,103,528

Deferred Credits and Other Liabilities
Regulatory liability	94,125	80,404
Deferred income taxes	1,013,245	905,601
Long-term derivative instruments	398	11,305
Other	203,068	238,580

Total deferred credits and other liabilities	1,310,836	1,235,890

Total Shareholders’ Equity	2,858,019	2,676,690

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,622,212	$6,175,890

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending December 31, 2013 and 2012

	4th Quarter

(in thousands, except sales price data)	2013	2012	Change

Oil and Gas Operations (GAAP)
Operating revenues from continuing operations
Natural gas	$43,332	$59,765	$(16,433)
Oil	257,125	210,770	46,355
Natural gas liquids	29,994	20,968	9,026
Other	(489)	(1,612)	1,123

Total (GAAP)	$329,962	$289,891	$40,071

Oil and Gas Operations excluding mark-to-market (Non-GAAP)
Operating revenues from continuing operations
Natural gas	$63,861	$56,159	$7,702
Oil	236,525	188,339	48,186
Natural gas liquids	29,438	22,290	7,148
Other	(489)	(1,612)	1,123

Total (Non-GAAP)*	$329,335	$265,176	$64,159

Production volumes from continuing operations
Natural gas (MMcf)	14,676	15,090	(414)
Oil (MBbl)	2,694	2,335	359
Natural gas liquids (MMgal)	37.3	29.1	8.2

Total production volumes (MMcfe)	36,168	33,252	2,916
Total production volumes (MBOE)	6,028	5,542	486

Revenue per unit of production including effects of designated cash flow hedges
Natural gas (Mcf)	$4.35	$3.72	$0.63
Oil (barrel)	$87.80	$80.66	$7.14
Natural gas liquids (gallon)	$0.79	$0.77	$0.02

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$3.50	$3.23	$0.27
Oil (barrel)	$92.84	$81.10	$11.74
Natural gas liquids (gallon)	$0.73	$0.68	$0.05

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$73,598	$65,451	$8,147
Production taxes	17,890	13,808	4,082

Total	$91,488	$79,259	$12,229

Depreciation, depletion and amortization	$120,784	$98,269	$22,515
General and administrative expense	$25,827	$15,873	$9,954
Capital expenditures	$212,054	$333,298	$(121,244)
Exploration expenditures	$14,040	$5,974	$8,066
Operating income	$76,015	$88,868	$(12,853)

*Operating revenues excluding mark-to-market gains of $627 and $24,715 in fourth quarter 2013 and 2012, respectively.

Natural Gas Distribution
Operating revenues
Residential	$81,072	$76,161	$4,911
Commercial and industrial	33,572	30,822	2,750
Transportation	15,993	16,093	(100)
Other	12,134	1,330	10,804

Total	$142,771	$124,406	$18,365

Gas delivery volumes (MMcf)
Residential	4,900	4,413	487
Commercial and industrial	2,534	2,235	299
Transportation	12,801	13,271	(470)

Total	20,235	19,919	316

Other data
Depreciation and amortization	$11,242	$10,719	$523
Capital expenditures	$20,979	$20,083	$896
Operating income	$34,800	$22,951	$11,849

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending December 31, 2013 and 2012

	Year-to-date
(in thousands, except sales price data)	2013	2012	Change

Oil and Gas Operations (GAAP)
Operating revenues from continuing operations
Natural gas	$239,643	$216,073	$23,570
Oil	865,100	788,937	76,163
Natural gas liquids	101,550	85,938	15,612
Other	(981)	(1,718)	737

Total (GAAP)	$1,205,312	$1,089,230	$116,082

Oil and Gas Operations excluding mark-to-market (Non-GAAP)
Operating revenues from continuing operations
Natural gas	$243,562	$216,588	$26,974
Oil	908,361	730,151	178,210
Natural gas liquids	102,202	85,459	16,743
Other	(981)	(1,718)	737

Total (Non-GAAP)*	$1,253,144	$1,030,480	$222,664

Production volumes from continuing operations
Natural gas (MMcf)	58,104	59,166	(1,062)
Oil (MBbl)	10,364	8,749	1,615
Natural gas liquids (MMgal)	135.8	108.1	27.7

Total production volumes (MMcfe)	139,686	127,098	12,588
Total production volumes (MBOE)	23,281	21,183	2,098

Revenue per unit of production including effects of designated cash flow hedges
Natural gas (Mcf)	$4.19	$3.66	$0.53
Oil (barrel)	$87.65	$83.46	$4.19
Natural gas liquids (gallon)	$0.75	$0.79	$(0.04)

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$3.51	$2.69	$0.82
Oil (barrel)	$92.73	$87.56	$5.17
Natural gas liquids (gallon)	$0.67	$0.75	$(0.08)

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$284,053	$224,503	$59,550
Production taxes	67,488	53,690	13,798

Total	$351,541	$278,193	$73,348

Depreciation, depletion and amortization	$453,474	$343,183	$110,291
General and administrative expense	$107,397	$72,394	$35,003
Capital expenditures	$1,104,745	$1,291,211	$(186,466)
Exploration expenditures	$27,942	$19,356	$8,586
Operating income	$257,963	$369,765	$(111,082)

*	Operating revenues excluding mark-to-market loss of $47,832 and gain of $58,750 in 2013 and 2012, respectively.

Natural Gas Distribution
Operating revenues
Residential	$340,563	$277,698	$62,865
Commercial and industrial	136,990	115,711	21,279
Transportation	61,254	58,857	2,397
Other	(5,469)	(677)	(4,792)

Total	$533,338	$451,589	$81,749

Gas delivery volumes (MMcf)
Residential	20,279	16,014	4,265
Commercial and industrial	9,968	8,372	1,596
Transportation	47,534	48,106	(572)

Total	77,781	72,492	5,289

Other data
Depreciation and amortization	$43,907	$42,270	$1,637
Capital expenditures	$88,769	$71,869	$16,900
Operating income	$93,768	$93,216	$552